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                                                                  Exhibit 10.1.4

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

                         Raj Reddy - Grant Number 1539


       THIS AGREEMENT made as of the 17th day of October, 1988, between TELXON CORPORATION, a Delaware corporation (the "Corporation"), and RAJ REDDY, an independent Director of the Corporation (the "Optionee").

       WHEREAS, on the date hereof (the "Grant Date"), a non-qualified stock option for the purchase of shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") was granted to Optionee by the Corporation's Board of Directors in order to provide the Optionee with additional incentive to promote the interests of the Corporation;

       NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree, as follows:

       1.    GRANT OF OPTION.
             ---------------
       Under Grant Number 1539, the Corporation has granted to the Optionee the right and option (the "Option") to purchase all or any part of an aggregate of 6,000 shares of Common Stock, such number of shares being subject to adjustment as provided herein (as so adjusted, the "Shares").

       2.    OPTION PRICE.
             ------------
       The option price of the Shares covered by the Option is $14.625 per share, such price being subject to adjustment as provided herein (as so adjusted, the "Option Price").
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      3.    TERM OF OPTION.
            --------------
      (a) The term of the Option shall be for a period commencing on the Grant Date and ending on the fifth (5th) anniversary of the Grant Date (the "Expiration Date"), subject to earlier termination as provided herein.

      (b) Prior to its expiration or termination, the Option may be exercised, in whole or in part, for such number of the Shares as the Optionee may from time to time elect, in accordance with the following limitations:

            (i) From and after the Grant Date, it may be exercised as to one-third (1/3) of the Shares, subject to the provisions of Section 13 hereof.

              (ii) After the first (lst) anniversary of the Grant Date, it may be exercised as to two-thirds (2/3) of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

           (iii) After the second (2nd) anniversary of the Grant Date, it may be exercised as to any part or all of the Shares, less such number of the Shares as to which the Option has theretofore been exercised.

      (c) Shares shall not be issued with respect to the Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations




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promulgated thereunder, any applicable state "blue sky" laws, and the requirements of any inter-dealer quotation system or stock exchange upon which the Shares may then be included or listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

      As a condition to the exercise of the Option or the issuance of the Shares on exercise of the Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned laws.

      Inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      (d) Nothing in this Agreement shall confer upon the Optionee any right to continue to be a Director of the Corporation.

      4.    EXERCISE OF OPTION.
            ------------------
      (a) In order to exercise the Option, the person or persons entitled to exercise it shall deliver to the Corporation written notice of the number of Shares with respect to which the Option is to be exercised,



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accompanied by payment in full of the Option Price for the Shares being purchased. No fractional shares will be issued. The payment of the Option Price shall be either in cash, or through delivery to the Corporation of shares of Common Stock evidenced by negotiable certificates registered in the sole name of the Optionee, or by any combination of cash and such shares.

      (b) The value of shares delivered for payment of the Option Price shall be the fair market value of such shares at the time the Option is exercised. For purposes of this Agreement, the "fair market value" of a share of Common Stock shall be the closing price on the last trading day preceding the date of determination for which a sale price was reported on the NASDAQ National Market System or on a stock exchange on which the Common Stock is then listed (or for the next preceding day within thirty
(30) days prior to the date of determination on which sales occurred). In the event no such quotations are available, the other members of the Corporation's Board of Directors shall use any reasonable valuation method,
as determined in their sole discretion.   If certificates representing
shares of Common Stock are used to pay all or part of the Option Price, the Corporation shall cause two certificates to be delivered to the Optionee, one certificate representing the number of shares, if any, represented by the certificates delivered by Optionee for use in payment of the Option Price in excess of the number of shares represented thereby necessary, valued as hereinabove provided, to pay the portion of the Option Price not




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paid in cash, and a separate certificate representing the number of shares with respect to which the Optionee exercised the Option.

      (c) Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares notwithstanding the exercise of the Option. Except as otherwise provided in this Agreement, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

      5.    NONTRANSFERABILITY.
            ------------------
      The Option shall not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by him.

      6.    TERMINATION OF DIRECTORSHIP.
            ---------------------------
      In the event that the Optionee shall cease to be a Director of the Corporation (otherwise than by reason of the Optionee's death or disability), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director) until the earlier of (i) the date three (3) months after the date the Optionee ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.





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      7.    DISABILITY OF OPTIONEE.
            ----------------------
      In the event that the Optionee shall cease to be a Director of the Corporation as a result of his having become "disabled" (as determined by the other members of the Corporation's Board of Directors in their sole and absolute discretion), the Option may be exercised (to the extent the Optionee shall have been entitled to do so as of the date he ceases to be a Director on account of his becoming so disabled) until the earlier of (i) the date one (1) year after the date he ceases to be a Director and (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      8.    DEATH OF OPTIONEE.
            -----------------
      (a) In the event of the death of the Optionee at a time when he is a Director of the Corporation, the Option may be exercised (to the extent the Optionee would have been entitled to do so had he continued living and terminated his Directorship six (6) months after the date of his death) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance until the earlier of (i) the date six (6) months following the date of the Optionee's death or (ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

      (b) In the event of the Death of the Optionee within thirty (30) days after the termination of his Directorship other than on account of his becoming disabled, the Option may be exercised (to the extent the Optionee would have been entitled to do so at the date of termination of his Oirectorship) by the Optionee's estate or by a person who acquires the



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right to exercise the Option by bequest or inheritance until the earlier of
(i) the date six (6) months following the date of the Optionee's death or
(ii) the Expiration Date, and the Option shall terminate on the earlier of such dates.

       9.  TAXES.
           -----
       (a) The Corporation shall have the right to deduct any taxes required by law to be withheld in connection with the exercise of the Option from any amounts payable in cash to the Optionee at the time of any exercise or any time thereafter. The Corporation shall also have the right to require a person entitled to receive Shares pursuant to the exercise of the Option to pay to the Corporation the amount of any taxes which the Corporation is or will be required to withhold with respect to the exercise of the Option before the certificate for such Shares is delivered to him.

       (b) The Optionee shall have the right to borrow from the Corporation an amount sufficient to pay the income tax liability resulting from the exercise of the Option. Such loan shall be for a term of five (5) years at a rate of interest equal to the Corporation's then primary commercial lender's prime or base rate as in effect from time to time. Payments of interest on such loan shall be made quarterly and the principal shall be repaid at the earlier of the expiration of the five (5) year term or a disposition of any of the Shares acquired upon exercise of the Option.

       10.  CHANGES IN CAPITAL STRUCTURE.
            ----------------------------
       (a) Subject to the provisions of Section 10(b) hereof and to any required action by the stockholders of the Corporation, the number of



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Shares covered by the Option, and the Option Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the other members of the Corporation's Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares subject to the Option.

       In the event of the proposed dissolution or liquidation of the Corporation, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the other members of the Corporation's Board of Directors. The other members of the Corporation's Board of Directors may, in the exercise of their sole discretion in such instances, declare that the Option shall terminate as of a date fixed by them and give the Optionee the right to exercise the Option as to all or any part of the Shares, including Shares as to which the Option would not otherwise be exercisable.




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       Subject to the provisions of Section 10(b) hereof, in the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the other members of the Corporation's Board of Directors determine, in the exercise of their sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all Shares, including Shares as to which the Option would not otherwise be exercisable. If, in the event of a merger, consolidation or sale of assets, the other members of the Corporation's Board of Directors make the Option fully exercisable in lieu of assumption or substitution, the Corporation shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

       (b) In the event of a "Change in Control" of the Corporation, as defined in Section 10(c) below, unless otherwise determined by the other members of the Corporation's Board of Directors prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

             (i) As of the date of such Change in Control, the Option shall become fully exercisable and vested as to all of the Shares; and



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           (ii) The value of the Option, measured by the excess of the
      Change in Control Price (as hereinafter defined) over the Option Price, shall, unless otherwise determined by the other members of the Corporation's Board of Directors, be cashed out. The cash out proceeds shall be paid to the Optionee or, in the event of death of the Optionee prior to payment, to the estate of the Optionee or to a person who acquires the right to exercise the Option by bequest or inheritance.

      (c) For purposes of this Section 10, a "Change in Control" means the happening of any of the following:

            (i) When any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation or Subsidiary employee benefit plan, including any trustee of such plan acting as trustee) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities; or

           (ii) The consummation of a transaction requiring stockholder approval, and involving the sale of all or substantially all of the assets of the Corporation or the merger or consolidation of the Corporation with or into another corporation.

      (d) For purposes of this Section 10, "Change in Control Price" shall be, as determined by the other members of the Corporation's Board of



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Directors, (i) the highest closing sale price of a share of Common Stock as reported by the NASDAQ National Market System (or, if the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported by such exchange), at any time within the sixty (60) day period immediately preceding the date of the Change in Control (the "Sixty-Day Period"), or (ii) the highest price paid or offered, as determined by the other members of the Corporation's Board of Directors, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the Sixty-Day Period.

      11.  ACCELERATION OF OPTION.
           ----------------------
      The other members of the Corporation's Board of Directors may, with the consent of the Optionee, if the Option is not then immediately exercisable in full, accelerate the time or times at which the Option may be exercised to any earlier time or times.

      12.  RESERVATION OF SHARES.
           ---------------------
      The Corporation, during the term of the Option, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Agreement.

      13.  STOCKHOLDER APPROVAL.
           --------------------
      The Option shall be submitted to the Corporation's stockholders for their approval at the 1989 Annual Meeting of such stockholders in order that the Option qualify for certain protections from the "short-swing profit" liability provisions of the Exchange Act available under Securities and Exchange Commission regulations. Notwithstanding anything in this



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Agreement to the contrary, the Option shall not be exercisable, in whole or in part, unless and until it has been approved by the Corporation,s stockholders.

      14.  COUNTERPARTS.
           ------------
      This Agreement may be executed by the parties hereto in several counterparts, each of which when so executed shall be an original, but all of such counterparts shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be duly executed by a duly authorized officer, and the Optionee has hereunto set his hand, all as of the day and year first above written.

                                  TELXON CORPORATION


                                  By: /s/ Raymond D. Meyo
                                      ----------------------
                                  Its: President
                                       ---------------------
                                  /s/ Raj Reddy
                                  --------------------------
                                  Raj Reddy


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